WKB Beteiligungsgesellschaft mbH
Koesterstrasse 1a, 47053
Duisburg, Germany

September 15, 2006

Crystalwood Holdings Ltd.
PO Box N-3015
Goodman’s Bay Corp. Centre
West Bay Street
Nassau, Bahamas

GA Computer Sciences Inc.
349-6540 East Hastings Street
Burnaby, BC
Canada V5B 4Z5

Vitavea AG
Pascalstrasse 5, D-47506
Neukirchen-Vluyn, Germany

Peter J. Hoyle and Lina Zhou
349-6540 East Hastings Street
Burnaby, BC
Canada V5B 4Z5

Dear Sirs and Mesdames:

RE:	SALE OF VITAVEA AG to GA Computer Sciences Inc.
- Further extension of date for payment of non-refundable deposit

By a letter dated August 23, 2006, we agreed to extend the date by which GA Computer Sciences Inc. was required to pay us a non-refundable deposit of EUR 300,000 (the “Deposit”) pursuant to Section 2.4 of the Share Purchase Agreement dated for reference as of July 31, 2006 amongst us and each of you, from August 15, 2006 to September 15, 2006.

We are writing to each of you in order to provide you with notice that we have agreed to further extend the date by which GA Computer Sciences Inc. is required to pay the Deposit. We have agreed to extend the date by which the Deposit must be paid to September 30, 2006.

Yours truly,

WKB Beteiligungsgesellschaft mbH

/s/ Walter Krahl
____________________________
By its Managing Director,
Walter Krahl